UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 30, 2014
(Date of earliest event reported: January 30, 2014)

Revlon Consumer Products Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	33-59650	13-3662953
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

237 Park Avenue New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

(212) 527-4000
(Registrant’s telephone number, including area code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05.  Costs Associated with Exit or Disposal Activities.

In October 2013, Revlon Consumer Products Corporation ("RCPC" and together with Revlon, Inc., the "Company") acquired The Colomer Group Participations, S.L. (“Colomer”) and disclosed that it planned to integrate Colomer’s operations into the Company’s business.  The Company is now implementing these integration actions, as well as additional restructuring actions identified to reduce costs across the Company’s businesses (all such actions, together the “Integration Program”).

The Company expects to recognize total restructuring charges, capital expenditures and related non-restructuring costs under the Integration Program of approximately $45 million to $50 million over the periods described below, and to achieve annualized cost reductions of approximately $30 million to $35 million.  Approximately $10 million to $15 million of these cost reductions are expected to benefit 2014 results.

The Integration Program is designed to deliver cost reductions throughout the combined organization by generating synergies and operating efficiencies within the Company’s global supply chain and consolidating offices and back office support, and other actions designed to reduce selling, general and administrative expenses.  Certain actions that are part of the Integration Program are subject to consultations with employees, works councils or unions and governmental authorities. The Company expects to substantially complete the Integration Program by the end of 2015.

The approximately $45 million to $50 million of total restructuring charges, capital expenditures and related non-restructuring costs under the Integration Program referred to above consist of the following:

1.
The Company expects total pre-tax restructuring and related charges to be approximately $22 million to $27 million, with approximately $22 million to $25 million expected to be recognized in 2014 and any remaining charges to be recognized in 2015.

a.	These total charges consist primarily of approximately $20 million to $23 million in employee-related costs, including severance and other contractual termination benefits.

b.	All of these charges are expected to be cash, with approximately $20 million to $25 million to be paid in 2014 and the remaining balance in 2015.

2.	The Company expects to incur approximately $8 million of integration-related capital expenditures, of which approximately $7 million is expected to be paid in 2014 and the remaining balance in 2015.

3.
Approximately $13 million of non-restructuring costs incurred during 2013 related to combining Colomer’s operations into the Company’s business (approximately $6 million of which were non-cash asset write-offs) and approximately $2 million of additional similar non-restructuring costs expected to be incurred in 2014.

All amounts reported in this Form 8-K (1) supersede the Company’s previously-disclosed expected Colomer acquisition-related integration costs of approximately $40 million and annualized cost synergies of approximately $25 million and (2) are in addition to the Company’s previously-disclosed expected charges of approximately $22 million (approximately $21 million of which was recorded in December 2013) and annualized cost reductions of approximately $11 million, primarily related to the Company exiting its operations in China.

Forward-Looking Statements

Statements and other information included in this Form 8-K, which are not historical facts, including statements about the Company’s plans, strategies, beliefs and expectations, as well as certain estimates and assumptions used by the Company’s management, may contain forward-looking statements. Forward-looking statements speak only as of the date they are made and, except for the Company’s ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to publicly update any forward-looking statement, whether to reflect actual results of operations; changes in financial condition; changes in general economic, industry or cosmetics category conditions; changes in estimates, expectations or assumptions; or other circumstances or events arising after the filing of this Form 8-K. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on preliminary or potentially inaccurate estimates and assumptions. Such forward-looking statements include, without limitation, the Company's beliefs, expectations and estimates about: (i) the Company’s plans to implement actions to integrate Colomer’s operations into the Company’s business, as well as additional restructuring actions identified to reduce costs across the Company’s businesses (all such actions, together the “Integration Program”); (ii) the Company’s expectation to recognize total restructuring charges, capital expenditures and related non-restructuring costs under the Integration Program of approximately $45 million to $50 million over the periods described below; (iii) the Company’s expectation to achieve annualized cost reductions of approximately $30 million to $35 million and its expectation that approximately $10 million to $15 million of these cost reductions will benefit 2014 results; (iv) the Company’s belief that the Integration Program is designed to deliver cost reductions throughout the combined organization by generating synergies and operating efficiencies within the Company’s global supply chain and consolidating offices and back office support, and that other actions are designed to reduce selling, general and administrative expenses; (v) the Company’s expectations to substantially complete the Integration Program by the end of 2015; (vi) the Company’s expectations that total pre-tax restructuring and related charges will be approximately $22 million to $27 million, with approximately $22 million to $25 million expected to be recognized in 2014 and any remaining charges to be recognized in 2015; (vii) the Company’s expectations that the total charges referred to in subclause (vi) above will consist primarily of approximately $20 million to $23 million in employee-related costs, including severance and other contractual termination benefits; (viii) the Company’s expectations that all of the charges referred to in subclause (vi) above will be cash, with approximately $20 million to $25 million to be paid in 2014 and the remaining balance in 2015; (ix) the Company’s expectations to incur approximately $8 million of integration-related capital expenditures, of which approximately $7 million will be paid in 2014 and the remaining balance in 2015; (x) the Company’s expectations to incur approximately $2 million of additional non-restructuring costs related to combining Colomer’s operations into the Company’s business in 2014; and (xi) the Company’s previously-disclosed expectations of recognizing charges of approximately $22 million (approximately $21 million of which was recorded in December 2013) and annualized cost reductions of approximately $11 million, primarily related to the Company exiting its operations in China. Actual results may differ materially from such forward-looking statements for a number of reasons, including those set forth in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including, without limitation, the Company’s Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that the Company will file with the SEC (which may be viewed on the SEC’s website at http://www.sec.gov), as well as reasons including: (i) difficulties, delays or the inability of the Company to successfully complete the Integration Program, in whole or in part, which could result in less than expected operating and financial benefits from such actions; (ii) higher than anticipated restructuring charges, capital expenditures and/or related non-restructuring costs under the Integration Program; (iii) difficulties, delays or the inability of the Company to realize the anticipated costs reductions from the Integration Program, in whole or in part, and/or changes in the timing of realizing any such cost reductions; (iv) difficulties with, delays in or the Company’s inability to generate certain synergies and/or operating efficiencies from the Integration Program; (v) delays in or the Company’s inability to substantially complete the Integration Program by the end of 2015; (vi) higher than anticipated restructuring charges and/or changes in the timing of such charges; (vii) higher than anticipated employee-related costs; (viii) higher than anticipated cash payments related to the restructuring charges referred to in subclause (vi) above and/or changes in the timing of such payments; (ix) higher than anticipated integration-related capital expenditures and/or changes in the timing of such capital expenditures; (x) higher than anticipated non-restructuring costs related to combining Colomer’s operations into the Company’s business and/or changes in the timing of such costs; and/or (xi) higher than anticipated charges and/or less than expected annualized cost reductions primarily related to the Company exiting its operations in China. Factors other than those listed above could also cause the Company’s results to differ materially from expected results. Additionally, the business and financial materials and any other statement or disclosure on or made available through the websites referenced herein shall not be incorporated by reference into this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON CONSUMER PRODUCTS CORPORATION
By: /s/ Lucinda K. Treat
Lucinda K. Treat
Executive Vice President and General Counsel

January 30, 2014